Exhibit 99.1

 ANALYST & INVESTOR MEETINGOpening Remarks / Polaris Overview  July 26, 2016  POLARIS INDUSTRIES INC.

 Polaris Analyst & Investor Meeting Agenda  8:00 am    Opening Remarks / Polaris Overview  Scott Wine  8:15 am    Customer Excellence  Tim Larson  8:35 am    Motorcycles  Steve Menneto  9:05 am    Global Adjacent Markets  Bob Mack  9:25 am    Parts, Garments & Accessories  Steve Eastman  9:45 am    International  Mike Dougherty  10:05 am    Break    10:20 am    Snowmobiles  Chris Wolf  10:35 am    Off-Road Vehicles   Matt Homan  11:05 am    Global Operations, Engineering & Lean  Ken Pucel  11:25 am    Closing Comments  Scott Wine  11:30 am     Q&A  Scott WineMike Speetzen  12:00 pm    Adjourn    Tuesday, July 26, 2015 8:00 AM – 12:00 PM CDTGaylord OprylandNashville, TNWebcast Link at:ir.polaris.com  July 2016 Analyst  2

 Except for historical information contained herein, the matters set forth in this document, including but not limited to management’s expectations regarding 2016 sales, shipments, margins, currencies, net income and cash flow, the opportunities for expansion and diversification of the Company’s business and the Company’s guidance on earnings per share are forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ materially from those forward-looking statements.  Potential risks and uncertainties include such factors as product offerings, promotional activities and pricing strategies by competitors; manufacturing operation expansion initiatives; acquisition integration costs; warranty expenses; foreign currency exchange rate fluctuations; environmental and product safety regulatory activity; effects of weather; commodity costs; uninsured product liability claims; uncertainty in the retail and wholesale credit markets; performance of affiliate partners; changes in tax policy and overall economic conditions, including inflation, consumer confidence and spending and relationships with dealers and suppliers.  Investors are also directed to consider other risks and uncertainties discussed in our 2015 annual report and Form 10-K filed by the Company with the Securities and Exchange Commission. The Company does not undertake any duty to any person to provide updates to its forward-looking statements.The data source for retail sales figures included in this presentation is registration information provided by Polaris dealers in North America and compiled by the Company or Company estimates. The Company must rely on information that its dealers supply concerning retail sales, and other retail sales data sources and this information is subject to revision.Non-GAAP Measure - Constant Currency Reporting. This presentation includes information regarding the Company’s 2016 expectations on a constant currency basis, which is a non-GAAP measure, as well as on a GAAP basis. For purpose of comparison, the results on a constant currency basis uses the respective prior year exchange rates for the comparative period to enhance the visibility of the underlying business trends, excluding the impact of translation arising from foreign currency exchange rate fluctuations.    3  July 2016 Analyst  SAFE HARBOR

 Scott W. Wine Chairman & CEO  Opening Remarks  July 26, 2015     POLARIS INDUSTRIES INC. | ANALYST & INVESTOR MEETING  July 2016 Analyst  4

POLARIS

Executive Team

Scott Wine
Chairman & CEO
(8 years)

Ken Pucel
EVP – Global Ops, Engineering & Lean
(2 years)

Mike Speetzen
EVP – Finance & CFO
(1 year)

Stacy Bogart
SVP – General Counsel
(7 years)

Mike Dougherty
President – International
(18 years)

Steve Eastman
President – PG&A
(4 years)

Matt Homan
President – ORV
(14 years)

Tim Larson
SVP – Global Customer Excellence
(3 years)

Dave Longren
SVP – Enterprise Cost
(13 years)

Bob Mack
SVP – Corp Dev & Strategy & President – GAM
(3 months)

Steve Menneto
President – Motorcycles
(19 years)

Craig Scanlon
VP – CMO & CRO ORV
(12 years)

Jim Williams
SVP & CHRO
(5 years)

Chris Wolf
VP – Snowmobiles
(14 years)

Knowledgeable, Experienced Team at Polaris

July 2016 Analyst
5

 2016 1st Half Financial Metrics  1st Half Sales and Earnings Disappointing; 2nd Half Performance/Results Improving    1st Half 2016    1st Half 2015     Variance  Revenue  $2,113.8    $2,157.7    -2%  Gross Profit %  25.2%    28.4%    -325 bps  Operating Profit %  9.2%    14.6%    -538 bps  Net Income  $118.1    $189.5    -38%  Net Income %  5.6%    8.8%    -320 bps  EPS  $1.80    $2.79    -35%  YTD Operating Cash Flow  $348.3    $89.9    +287%          ($ in millions except per share amounts)        July 2016 Analyst  6

POLARIS®

Vision & Strategy

VISION

Fuel the passion of riders, workers and outdoor enthusiasts around the world by delivering innovative, high quality vehicles, products, services and experiences that enrich their lives.

STRATEGY

Polaris will be a highly profitable, customer centric, $8B global enterprise by 2020. We will make the best off-road and on-road vehicles and products for recreation, transportation and work supporting consumer, commercial and military applications. Our winning advantage is our innovative culture, operational speed and flexibility, and passion to make quality products that deliver value to our customers.

Guiding Principles

Best People, Best Team

Safety & Ethics Always

Customer Loyalty

Strategic Objectives

Best in Powersports PLUS
5-8% annual organic growth

Growth through Adjacencies
>$2B from acquisitions & new markets

Global Market Leadership
>33% of Polaris revenue

LEAN Enterprise is Competitive Advantage
Significant Quality, Delivery & Cost Improvement

Strong Financial Performance
Sustainable, profitable growth
Net Income Margin >10%

Performance Priorities

Growth

Margin Expansion

Product & Quality Leadership

LEAN Enterprise

GROW SALES >$8 Billion by 2020 | 12% CAGR

INCREASE NET INCOME >10% of Sales by 2020 | 13% CAGR

Strategy and Objectives Remain Valid & Achievable

July 2016 Analyst

7

 Time to Get Back to Winning…. The Right Way – Everyday, Always  8  Guiding Principles & Priorities  July 2016 Analyst    Best People, Best Team Safety & Ethics AlwaysCustomer Loyalty  Performance Priorities  GrowthMargin ExpansionProduct and Quality Leadership LEAN Enterprise    Guiding Principles

 9  Near-term Priorities  July 2016 Analyst          Meet / Beat Commitments     Invest Wisely     Get Great At Inventory    Accelerate LEAN Transformation     Improve Execution & Quality   Attack Costs–Boldly   – Regain Consistency / Confidence  – New Products, New Businesses, New Partners  – Improve Cash Flow / Dealer Loyalty / Profitability  – Build A Competitive Advantage  – Dramatically Improve Performance  – Align With Current Outlook  7  6  5  4  3  2  Win the Competitive Battle –Grow  – Remain on Offense – Innovation / Customer Excellence  1

 Scott W. Wine Chairman & CEO  Thank You

 POLARIS INDUSTRIES INC. / ANALYST & INVESTOR MEETING  July 26, 2016  TIM LARSON  SVP – Global Customer ExcellencePolaris Sales, Service & Interactive

 Customer Excellence  2  Ensure the best powersports & on-road products in the world, are surrounded by the best consumer and dealer experience in the world, delivering: Loyal lifetime relationships, earning repeat purchase The industry’s leading NPS: product & experiencePolaris >$8 Billion by 2020  July 2016 Analyst

 Polaris Customer Journey  3   Delivering a Differentiated End to End Experience   July 2016 Analyst        SEAMLESS: DIGITAL TO DEALERSHIP    SEAMLESS DELIVERY EXPERIENCE    RIDE COMMAND  ENGAGE DIGITALLY    DEALERSHIP EXPERIENCE  WORLD CLASS SERVICE

 Engaging Consumers Digitally: 1H 2016  Delivering Dealers Informed & Engaged Consumers  4  Improved Product Shopping   Fully Responsive, New B&Q  1.6X Sales E-Commerce  6.2 Million Fans Socially  59% Traffic  Mobile   Direct Activation & Engagement  July 2016 Analyst

 Polaris & Indian Motorcycle Ride Command   5  July 2016 Analyst  Manage your Fleet, Manage your Ride – Be in Command with RideCommand™  Largest screen on two wheelsFastest interfaceMost customizable  Fleet ManagementGeofencingAuthentication

POLARIS

Dealership Capabilities & Consumer Ownership Experience

Dealership Capabilities

Expanding Service & Staff Training

Dealer Management System Integration

Field Support Investments

Consumer Ownership

Polaris Consumer Delivery Experience: PCDX

Ride Command Integrated APP


Victory Octane Accessory Seat Installation
from Polaris Service PRO
Avec une douille de 10mm, retirez les attaches.
00:58
HD


POLARIS
MSD
MASTER SERVICE DEALER
GOLD
SILVER
BRONZE



Investing In Our Dealers & Elevating Our Customer's Experience

July 2016 Analyst 6

Dealer Transformation



Dealer Profitability

Inventory Reduction

RFM & SMART

Retail Velocity & Simplified Incentives

Dealer Data Sharing

1st Half: New Dealer Activations on Target

ORV

Indian Motorcycle

Slingshot

Existing Dealer Expansions on Target

¾ of our total Polaris NA revenue

Top 3 actions: showroom, storage, service

Polaris & Dealers Investing & Expanding for Profitable Growth

July 2016 Analyst

7

POLARIS

Strong Dealership Count Positions


2015 Year End Actual
Long Range Plan
~1530
~ 450
~ 750
~ 530
SxS + ATV
Slingshot
Snowmobiles
Victory + Indian

SxS + ATV: ORV: further expand in opportunity markets

Slingshot: further expand distribution

Snowmobiles: sustain leadership position

Victory + Indian: Motorcycles: fully penetrate top markets

Polaris Leadership Position in Key Markets

July 2016 Analyst
8

 N.A. Powersports Consolidated Share  9  Clear #1 N.A. Powersports  Honda  Harley  Yamaha  Kawasaki  Can Am    Other  July 2016 Analyst

 Polaris Growth: Brand Franchise Value Per Dealer  Polaris Delivering High Dealer Brand Value Per Dealer   10  Growing Brand Value  Maintaining or Eroding Brand Value  July 2016 Analyst  OEM N.A. Retail Sales Units Per Dealership (2015 vs. 2010)

 Summary  11  Ensure the best powersports and on-road products in the world are surrounded by the best consumer and dealer experience in the world:Deliver industry-leading product innovation: MY 17 lineup, PG&A, Ride CommandExecuting complementary channels to: engage consumers, deliver leads to dealersImproving dealer profitability through: Retail velocity, RFM, SMART & inventory management Transforming distribution/dealership capabilities: lead mgmt., merchandising, service    July 2016 Analyst

 POLARIS INDUSTRIES INC. / ANALYST & INVESTOR MEETING  Q&A  Tim Larson  SVP – Global Customer ExcellencePolaris Sales, Service & Interactive

 POLARIS INDUSTRIES INC. / Analyst Meeting  July 26, 2016  Steve Menneto  President – Motorcycles

 Motorcycles Driving Growth & Profitability  2  Slingshot integration into Motorcycles:Plenty of Opportunities to Drive Growth & Awareness Leverage Bigger Motorcycle Team to Drive Growth for all Three BrandsLeverage Lean Tools and Standard Work to Improve Margins  Motorcycles   +  July 2016 Analyst

POLARIS

2016 N.A. 900+cc Industry


2016 Industry Retail YTD
3 Wheel
Cruiser
Mid Size
Bagger
Touring


Industry Retail Trends
Mid-Size
Cruiser
Bagger
Touring
3 Wheel
2011
2012
2013
2014
2015
2016E

<u>Q2 YTD 2016 Trends</u>:

2016 N.A. 900+ cc Industry down mid-single digits YTD

- Mid Size Industry up mid-single digits – New Product Introductions / promo driving segment
- Cruiser Industry up mid-single digits – New Product introductions/ promo driving segment
- Bagger & Touring down high-single digits – Increased Promotions to Get Customer to Trade
- 3-wheeled down high-single digits – Slingshot gaining share

2016 Industry Off to a Choppy Start

July 2016 Analyst
3

 Polaris Motorcycles Largest Share Gains  2016 N.A. 900+cc Competitive Summary  Rank  Manufacturer    Strategy   Share Trend  1  Harley   Aggressive Financing, Conversion Promotions Focusing on Cruiser, Sportster, Street Products Huge Installed Owner Base     2  Indian   American Heritage High Owner Satisfaction     3  Victory   American Muscle & Performance High Owner Satisfaction     4  Metrics   Aggressive Promotions, Low Investment in New Product Breadth of Distribution Bases    5  Triumph   Historical Brand, New Products              4  July 2016 Analyst

 5  New Product News (1st Half 2016)  Launched 40 New Accessories  Chieftain  Springfield Launched March ‘16  Chieftain Dark Horse launched May ’16  Jack Daniels/Indian 150 bikes sold out in 8 hours  Octane Launched Feb ‘16  Slingshot SL Blue Fire Launched March ‘16  July 2016 Analyst

   VIDEO:VICTORY BRANDtrt 1:00  6  July 2016 Analyst

 Flexing Victory Muscle  Victory MY17 Product    X-1 Image  July 2016 Analyst  7

 Strong Finish!  2H Victory Activation    1.8 Turns- $5,250 GM/unit  IAVA – MILITARY   Veterans Day Honoring Heroes  1.8 Turns- $5,250 GM/unit  REDLINE  Industry Leading Programs “On Brand”  MY17  Sturgis Showcase of Product & Partners  Replace Slow Turnerswith Fast  200MM+Media Impressions  New Riders Experience Brand  OCTANE CUSTOM ACTIVATIONS  July 2016 Analyst  8

   VIDEO:INDIAN BRANDtrt 1:38  9  July 2016 Analyst

   Indian MY17 Product  10  Best System on Two Wheels  Largest Screen, Fastest Interface, Most Customizable  Indian Motorcycle RIDE COMMAND™  July 2016 Analyst

Indian MY17 Product




N.A. Bagger/Touring Retail
Non-Infotainment
Infotainment
Infotainment with Navigation

RIDE COMMAND™

Highest resolution and brightest, largest screen (7")

Quickest start-up, 2 finger touch with pinch to zoom

3 customizable screens with 8 different Information Display options

Up to 200 watt premium audio system

Infotainment has taken over the Tour and Bagger market in N.A.

Growth opportunity for Chieftain & Roadmaster

Changing the Game in Infotainment

July 2016 Analyst
11

 Win a Championship in 2017  Indian Flat Track  12  AMA Growing ViewershipLive up to our past Reveal at SturgisRace at Springfield  Broader Scout Appeal via Hooligan Racing  July 2016 Analyst

 Drive Brand Stories!  2H Activation  13  BRAND  EXPERIENCE  PRODUCT  OUTREACH  Brand that inspires riders to Be Legendary  Product that beats HD where it matters  Surpass HD Owner and Dealer Experience  Partnerships that Disrupt Core HD Rider  July 2016 Analyst

BRANDtrt 1:38  14  Have to update video  July 2016 Analyst

Slingshot MY17 Product

NEW RACE INSPIRED SLRs:



TURBO SILVER



ORANGE MADNESS



Enhancing the Cockpit Experience:
- NEW Premium Cut & Sew PPD seats
- NEW High quality Rockford Fosgate speakers
- NEW Radio antenna → Better reception

Significant BOM & Weight Reduction
- -40 lbs vs MY16 → NEW Accessory Opportunity

Delivering the #1 Most Requested Product Feature:

SLINGSHADE

MSRP: Starting at $2,999 – LAUNCHES: Fall 2016

A GOOD THING JUST GOT BETTER

July 2016 Analyst

15

 Building the Brand & Expanding Reach  2H Slingshot Activation    1.8 Turns- $5,250 GM/unit  Showcase Celebrity Builds  More Earned Media  1.8 Turns- $5,250 GM/unit  REDLINE  Industry Leading Programs “On Brand”  MY17  Sturgis Showcase of Product & Partners  Replace Slow Turnerswith Fast  More Paid Media  +82% YOY Media to Drive Awareness   CAIN VELASQUEZ  KID ROCK (SEMA)    July 2016 Analyst  16

Grow PG&A

Customer Engagement

Leverage Growing Installed base

Drive catalog strategy
- Direct mail new customers
- Drive digital downloads



Seasonal consumer promotions
- Compelling spend / get promos
- Inspiring seasonal content & product news

Drive Growth through Power Items

POLARIS PG&A POWER items

Product Development

Comfort & style options

Performance & technology

Co-brand partnerships

Slingshot vehicle weight reduction



New "Slingshade" – October 2016 SOP



Apparel

New Categories

Made in America Line









Largest Opportunity for Dealers & Polaris Motorcycles

July 2016 Analyst

17

POLARIS

Customer Experience

Driving From Shop To Buy

1:1 Marketing is Reaching Target Consumers and Delivering Sales

Implemented Website Enhancements to Capitalize on Changing Shopping Behavior

- *NEW* Ratings & Reviews (live)
- *NEW* Inventory Search (coming after Dealer Show)
- *NEW* Trade in Valuator (coming in September)
- *NEW* Test online chat service
- *NEW* Dealer lead conversion tracker

Creating a More Personalized Owner Experience

Expanding Rider Groups to Build Community and Advocacy

Direct Mail & Email


LIVE YOUR LEGEND WITH A VENGEANCE.


TURN EVERY ROAD INTO A RACETRACK


SLINGSHOT
SCHEDULE A TEST RIDE TODAY
INVENTORY AVAILABLE NOW



Website Ratings & Reviews

Website Inventory Search



Great CX Delivers Excellent Word of Mouth

July 2016 Analyst
18

POLARIS

Growing our Motorcycle Dealer Network


Indian
MOTORCYCLE
VICTORY



Dealer Count	N.A. Current	Int'l Current
Indian MOTORCYCLE	~190+ retail/ ~230 signed	~170
VICTORY	~430	~100
SLINGSHOT	~475	~100

Developing The Right Distribution For Profitable Growth & The Desired Customer Experience

July 2016 Analyst

19

POLARIS

Motorcycle Operations

Spirt Lake/Spearfish



Stable, Consistent Quality

Dramatic improvement in paint capabilities/capacity

Better processes, Cost Down through Lean

Huntsville



Significantly expanded capacity

Greater in-house capabilities

Better processes, Cost Down through Lean

RFM Stable & Reliable

July 2016 Analyst

20

 Motorcycle Profitability  21  Relentless Attack on Profitability  Aggressive Product PlanRobust PGA BusinessLeverage Growing ScaleIntegrate Suppliers in Margin ExpansionLean Tools & Standard Work  July 2016 Analyst

 POLARIS INDUSTRIES INC. / ANALYST & INVESTOR MEETING  Q&A  Steve Menneto  President – Motorcycles

 GLOBAL ADJACENT MARKETS  Bob MackSVP – Corporate Development and Strategy &President – Global Adjacent MarketsJuly 26, 2016  POLARIS INDUSTRIES INC. | ANALYST & INVESTOR MEETING

POLARIS®

Vision & Strategy

VISION

Fuel the passion of riders, workers and outdoor enthusiasts around the world by delivering innovative, high quality vehicles, products, services and experiences that enrich their lives.

STRATEGY

Polaris will be a highly profitable, customer centric, $8B global enterprise by 2020. We will make the best off-road and on-road vehicles and products for recreation, transportation and work supporting consumer, commercial and military applications. Our winning advantage is our innovative culture, operational speed and flexibility, and passion to make quality products that deliver value to our customers.

Guiding Principles

Best People, Best Team
Safety & Ethics Always
Customer Loyalty

Strategic Objectives

Best in Powersports PLUS
5-8% annual organic growth

Growth through Adjacencies
>$2B from acquisitions & new markets

Global Market Leadership
>33% of Polaris revenue

LEAN Enterprise is Competitive Advantage
Significant Quality, Delivery & Cost Improvement

Strong Financial Performance
Sustainable, profitable growth
Net Income Margin >10%

Performance Priorities

Growth
Margin Expansion
Product & Quality Leadership
LEAN Enterprise

GROW SALES >$8 Billion by 2020 | 12% CAGR **INCREASE NET INCOME** >10% of Sales by 2020 | 13% CAGR

Analyst Jul-2016 2

Global Adjacent Markets

Work & Transportation



People mobility, work utility, and industrial solutions to customers incremental for Polaris.

Polaris Defense





Provide ultra-light tactical vehicles targeted at defense forces around the world.

Corporate Development

Use acquisition strategies to help drive Adjacent Markets to $2B goal.

<u>FOCUS Areas:</u>

Existing businesses
Adjacent customers
Adjacent channels
Adjacent products

Build Existing Portfolio AND Identify Future Adjacent Market Opportunities

Analyst Jul-2016 3

Work & Transportation (W&T) Market Overview




Light Duty Haulers
People Movers
Industrial
Golf / Turf
EQC







Market Size
~$4 Billion Fragmented

Global View
80% market in NA
Europe & China grow faster than NA
Brazil & India emerging

Growth Drivers
Demand for clean low cost vehicles:
- Rising fuel prices
- Gov't regulations
- Environment
- Urbanization

Key Success Factors
High quality, innovative, low cost products
After sales service
Distribution network
Global scale & brand

Growth Market – 5 Key Segments – Polaris Now Plays in 4

Analyst Jul-2016
4

POLARIS

Work & Transportation Competitive Landscape

Attractive dealer and distributor network; focused on commercial markets

Primary business/product focus = price sensitive fleet golf buyer

Increased focus on non golf utility segments

Textron consolidating with Cushman, TUG, Bad Boy, Douglas and Premier

European LDH vehicles; Piaggio strong presence in India

Leverage automotive brand & distribution – limited product innovation

Ligier – aggressive with enclosed quadricycles (ECQ), #2 player

Leading niche players with strong presence in targeted verticals

Nominal product innovation historically

Highly fragmented distribution network presence

Traditional powersports players compete for rental, heavy duty ag, construction, landscaping

Kubota and Kawasaki most aggressive

Fragmented Industry PLUS Traditional Powersports Competition

Analyst Jul-2016 5

 Work and Transportation Strategy   6  Analyst Jul-2016  Pull Together Brands/Products to Bring Comprehensive Solution to Customers  Create and acquire strong brands that offer products that meet all of our customer’s work and transportation needsDevelop an effective channel to sell and service the needs of commercial customersEstablish Polaris and our brands as the leader in product and technology solutions for workOptimize our global operations to maximize profitability and customer service across our varied businesses

POLARIS

Work and Transportation New Acquisition – Taylor-Dunn

Overview

Taylor-Dunn ("TD") designs and manufactures industrial and commercial burden carriers, personnel carriers, stockchasers, electric carts, tow tractors and other commercial vehicles

Founded: 1949

HQ & Manufacturing: Anaheim, CA

Employees: 160 FTE

What We Liked

TD has strong, loyal dealer and customer network serving large industrial customers including a strong service network that can be leveraged for Polaris Work and Transportation products

Complimentary product line up allows Polaris/TD to offer customers full suite of vehicle solutions

Profitable Make-to-order business model where we can realize meaningful sales/distribution, product and cost down synergies


TAYLOR-DUNN





Product Overview


Burden Carriers & Trailers


Commercial Vehicles


Electric Trams & Trailers


Stockchasers


Tow Tractors & Trailers


Personnel Carriers


Utility Vehicles

Top Participants

Market/ competition: TD participates in approx. $200M global Market. Key competitors are EZ-GO/Cushman/TUG (Textron), Club Car, Motrec and Columbia ParCar

Distribution: Taylor Dunn distributes most of its products through traditional industrial forklift dealers, direct sales to some large customers

Customers: Logistics, auto, energy, warehouses, manufacturing

Analyst Jul-2016 7

POLARIS

Work and Transportation Go-To-Market Plan

Commercial Customer


Colleges & Universities
Municipalities/Government
Facility Management
Hotels & Resorts
Industrial
Rental & Construction

POLARIS COMMERCIAL

Marketing




Sales




Service




Product Portfolio

Easy to navigate utility and people mover product portfolio designed for key applications

Commercial Transport



Work/Industrial Utility



One Face of Polaris Commercial to Simplify & Enhance Customer Experience

Analyst Jul-2016

8

 Work and Transportation Integration Examples  9  Analyst Jul-2016          Products  Channels  E-Worker  G3    G-Worker

POLARIS

Work and Transportation – Growth Drivers

	Growth Drivers	Polaris Strategy
Autonomous Capability	Safety, consistency and speed Labor savings Increased access for those unable to operate a vehicle	Making our vehicles "autonomous ready" Partnerships with various start-ups and customers Internal development
Advanced Battery and Charging Technologies	Increased power and range Improved reliability / lower maintenance Reduced size and weight	Li-ion available in GEM and Goupil products today Partnering on development of a variety of new battery packs and charging options
Fleet Management and Ownership Models	Vehicle tracking and geo-fencing Fleet management Sharing, subscription and rental models First and Last Mile vehicles	Leveraging overall Polaris Connected Rider capabilities for W&T products Partnering on development / business models with various partners

Positioned for Above Market Growth

Analyst Jul-2016

10

POLARIS

Polaris Defense

Established a new high priority military segment demanding ultra-light, off road ground mobility

Responding to urgent need for rapid response, deep insurgency and expeditionary military missions

Providing superior performance, affordability & sustainment

Leveraging worlds largest off-road vehicle capability, platforms, span and technical experience

Leverage customer funding for improved mission solutions

Silent drive, autonomous, connected soldier & route planning



Soldiers and *MRZR*'s on C17 Exercise Anakonda, Poland, 2016

Total Polaris Fielded Military Vehicles


2010
2011
2012
2013
2014
2015
2016 fcst
Core ORV
Mil Specific

Innovation & Application Engineering Drives Profitable Growth

Analyst Jul-2016
11

 Speed and Mobility is an Overwhelming Tactical Advantage  Air transportable, extreme terrain mobile, highly durable, affordable & sustainableDAGOR – up to 9 man, full mission gear, heavy weaponsMRZR - up to 5 man, full mission gear, light weaponsMATV – single soldier, mission gear  Enhanced Tactical Mobility Will Continue To Drive Demand   Analyst Jul-2016  12  MRZR and DAGOR in Operation  “These vehicles significantly enhance what would otherwise be foot mobility. They change the dynamic and turn what would have been a 3 mile-per-hour operation into a 50 mile-per-hour operation.” Brigadier General Brian Winski, Deputy Commander of the 82nd Airborne Division  Expanding the size and scope of our programs

POLARIS

Global Adjacent Markets Outlook

2016 Objective	2016 Expectations	2016 Comments
Revenue (incl. PG&A)	Up Mid Teens %	**Solid Growth Expected** Taylor-Dunn adds Incremental Sales
Gross Profit (% of sales)	~Flat with 2015	**Gross Margin Opportunity** Sales leverage, mix, expense management

Global Adjacent Markets Results Solid in 2016

Analyst Jul-2016 13

 POLARIS INDUSTRIES INC. / ANALYST & INVESTOR MEETING  Q&A  Bob Mack  Global Adjacent Markets

 POLARIS INDUSTRIES INC. / Analyst Meeting  July 26, 2016  Steve Eastman  President – PG&A

 FIRST HALF 2016  STRONG EXECUTION DESPITE REVENUE HEADWINDS  Analyst 7-26-16  2            Accessory REVENUE-per-unit continues to grow  New snow apparel line – strong dealer engagement  Online driving omni-channel growth   Distribution investments & lean driving productivity   SMART transformation deployed to all dealers  YOY Revenue Growth  Up 4% YTD

 FIRST HALF 2016 – SALES MIX  3  Analyst 7-26-16  PARTS MIX GROWING. DRIVING ACCESSORY REVENUE-PER-UNIT  Product Type Mix  Product Segment Mix  Geographic Mix  Accessories  Parts  U.S.  Parts up mid-teens %Accessories down mid-single digits %Apparel up low-single digits %   Growth in every segment  U.S. up mid-single digits %Canada down twenty %International up mid-single digits %  Adjacent Markets  Motorcycle & Slingshot  International

 CORE STRATEGIC AREAS OF FOCUS  4  Analyst 7-26-16  CLEAR AND CONSISTENT STRATEGIC PRIORITIES      1  DRIVEPRODUCT INNOVATION      2  ACCELERATECONSUMER DEMAND      3  TRANSFORMRETAIL EXPERIENCE      4  DELIVERSUPPLY CHAIN EXCELLENCE      5  OPTIMIZELEAN ENTERPRISE

DRIVE PRODUCT INNOVATION

Power Items



POLARIS PG&A POWER items



- Top Selling Accessories
- ~50% of Accessory Revenue
- End-to-End Execution Focus

Bundles


DUNES


TRAIL

- Tailored for Rider Applications
- 4X Higher Acc'y Revenue-Per-Unit
- 1H Bundle Revenue 2X vs. LY

New Product


LOCK & RIDE

- 435 New MY'17 Accessories
- "Polaris Engineered" Advantage
- Significant News in Every Category

PRODUCT INNOVATION / INTEGRATION COMPETITIVE ADVANTAGE

Analyst 7-26-16

5

POLARIS

ACCELERATE DEMAND & RETAIL EXPERIENCE

Dealer Retail Execution


PRO ARMOR

- Retail Execution Field Support
- Merchandising Solutions
- Dealer Training Tools

Digital Tools



VISITS UP 39%
REVENUE UP 72%
CONVERSION UP 7BPS

- New Configurator
- Buying Guides / Product Content
- >7 Million Annual Visits

Database Marketing


Indian
RZR
1.6 MILLION WAYS

- ~1.3M Installed Consumers (MY'11-'16)
- Direct Mail – New Owner PG&A Catalog
- Seasonal Promotions

HIGH IMPACT INITIATIVES TO DRIVE RETAIL DEMAND AND CONVERSION

Analyst 7-26-16

6

OPTIMIZE LEAN ENTERPRISE

Product Lifecycle

ptc flexplm



- LEAN Lifecycle Management Tool
- Single Source of Truth
- Tracking & Exception Reporting

Sales, Inventory, Operations Planning



- Alignment of Sales & Inventory Plans
- Improved Demand Forecast Control
- New Product Launch Readiness

Business Intelligence



DEALERS SHARING DATA
2013
2014
2015
2016
2017
2018
2019

- Dealer Inventory and Retail Data
- Integrated into Critical Processes
- Data Science & Analytics Support

ACCELERATED DEVELOPMENT CYCLES, EXECUTION EXCELLENCE, DATA LEVERAGE

Analyst 7-26-16

7

POLARIS

SMART (Stocking, Merchandising, and Retail Transformation)

SMART	Benefits
Integrated seasonal consumer promotions (pull)	Aligns with seasonality / promotional cadence
Retail merchandising tools & training (conversion)	Right product – data-driven sales / ordering tools
Retail & inventory data integrated with order form	Right time – shorter stocking cycles
Short / frequent demand planning cycles	Improved DC productivity / logistics
Orders ship within 21 days	Improved dealer and PII inventory turns


2016
2017
Q1
Q2
Q3
Q4
Q1
SMART
Order
Ship / Retail
Old Model
Order
Ship / Retail

LEAN APPROCH TO PG&A SALES & RETAIL. LAUNCHED APRIL 2016

Analyst 7-26-16
8

 DELIVER SUPPLY CHAIN EXCELLENCE  9  Analyst 7-26-16  IMPROVED SERVICE TO OUR DEALERS. CONTINUOUS SQDC IMPROVEMENT        1      2      3      4  SAFETY & PRODUCTIVITY  PERFECT ORDER EXECUTION  SUPPLIER MANAGEMENT  INVENTORY OPTIMIZATION  2015  2016  PERFECT ORDER RATE*   *AGGREGATE ORDER PERFORMANCE METRIC: Fill Rate, On-time Ship, On-time Delivery, Accuracy, Damage Rate

 AFTERMARKET – FOUR KEY AREAS OF FOCUS  10  Analyst 7-26-16  EXTEND OUR COMPETITIVE ADVANTAGE                     1      2      3      4  AMPLIFY BRAND POSITION PRODUCT & MARKETING   STRENGTHEN E-COMMERCE   DRIVE DEALER-DIRECT MODEL & CHANNEL DEVELOPMENT  REDUCE SYSTEM-WIDE COSTSLEVERAGE PORTFOLIO

 LEVERAGING AFTERMARKET  DRIVING VALUE ACROSS THE BROADER PG&A PORTFOLIO  Premier O.E.M. – Plastics Design / Manufacturing  Klim – Apparel Center-of-Excellence  Analyst 7-26-16  11  APPAREL CENTER-OF-EXCELLENCERigby, Idaho

 LEVERAGING AFTERMARKET  12  Analyst 7-26-16  DRIVING VALUE ACROSS THE BROADER PG&A PORTFOLIO  Strong aftermarket brandAlternative to OEM accessoriesIncremental consumer appealVolume / cost leverageIncreased revenue-per-unit   SEATS  DOORS  WHEELS & TIRES  LIGHTING

 POLARIS INDUSTRIES INC. / ANALYST & INVESTOR MEETING  Q&A  Steve Eastman  President – Parts, Garments & Accessories

   MIKE DOUGHERTYPresident – International  ANALYST PRESENTATION JULY 26, 2016  POLARIS INDUSTRIES INC.

 2016 International Revenue Growth YTD   Latin America Fastest Growing Region      LATIN AMERICA    $39M+34%                                                                                                                                                                                                                                                                                                                                                                                                                              EMEA    $238M+6%      ASIA PACIFIC    $56M-11%      INTERNATIONAL    $333M+5%  July 2016 Analyst  2

POLARIS

2016 Overview

INTERNATIONAL

EMEA

Growing and on plan. ATVs & Slingshot under pressure. Opole utilization improving.
EU Motorcycle market growing and Polaris gaining share. ORVs are stable.
No significant impact by Brexit yet other than GBR FX. Russia rebounding.

Latin America

Polaris growth momentum continues led by Mexico ORV and Brazil MC.
Brazil Macro economy showing signs or recovery.

Asia Pac

Australia has rebounded. Markets are stable. NZ struggling. China growing.
Indian MC driving growth in India. Multix launched but retail still slower than plan.

Product

MY17 ORV: Strengthening Premium Position: RZR Turbo, RGR 1000, Ride Command.
MY17 Motorcycle: Roadmaster and Chieftain infotainment
Future: Investments in key International programs are on track.

Beat Financial Plan. Build business foundation for future.

July 2016 Analyst

3

INTERNATIONAL

2016 Challenges

ORV Profitability



ATV competition

Weak Economies

Warranty

Slingshot


MONACO
GRANDPRIX
POLARIS

Limited Success

Niche Product

Still Learning

Multix Retail



Slower Than Plan

Product Issues

Retail Financing

Battling through key challenges

July 2016 Analyst
4

POLARIS

2016 HIGHLIGHTS

INTERNATIONAL

ORV Results



RZR #1 Line

Exceeding Expectations

AUS, EU, Mexico

Motorcycle Growth



Revenue +27% YTD

Octane Launch

CKD Brazil

BRIC Rev +33%



Brazil +70%

Russia +73%

India +20%

China +17%

Winning with RZR & Indian. Emerging Markets Foundation Growing.

July 2016 Analyst

5

   GOING FORWARD

INTERNATIONAL

Going Forward – ORV / Snowmobiles

PROFITABLY COMPETE IN OFF ROAD

RZR Focus



- #1 Business
- Mexico, China, UAE
- Key MY17 Product

Improve Profitability



- EU Localization
- Reduce Logistics
- Improve Mix

Maximize Snow



- Russia Rebound
- Gain Share
- PGA

July 2016 Analyst 7

POLARIS

Going Forward – Motorcycles

INTERNATIONAL

Drive Motorcycle Growth

Full Throttle


Indian

EMEA Scout Sixty

Octane Momentum

Asia Expansion

Find Success



France Leads

Asia Homologation

Mexico Expansion

Drive PGA



Indian Focus

Strengthen Brand

Increase Rev$/unit

July 2016 Analyst

8

       Significant Cost Reduction Opportunity     2016 Overview  Improve Poland Productivity Increased production volume and supplier localization Leverage speed and proximity to market with new EU specific limited edition models Streamline Global Logistics Consolidating distribution centers. Leveraging global scale. Reducing Inventory throughout value chain Reduce Operating Expenses Reorganization in EU, Australia and Medina yielding results Leveraging global marketing and engineering more effectively     Leverage Global Operations More Effectively  INTERNATIONAL  July 2016 Analyst  9

   Going Forward - Build Emerging Markets     PROFITABLE GROWTH FOCUS - REVENUE TO $550M    BUILD EMERGING MARKET FOUNDATION        GROW BRIC SIGNIFICANTLY        TRIPLE INDIAN MOTORCYCLE BUSINESS        ESTABLISH MULTIX MOMENTUM               INTERNATIONAL  July 2016 Analyst  10

 Continue Momentum. Beat Expectations. Build the International Foundation.     2016 2nd Half Plan    WHAT ARE WE GOING TO DO?    TOP LINE    BOTTOM LINE  TAKE COST OUT OF POLAND, LOGISTICS & OPEX  FULL THROTTLE WITH INDIAN & RZRSTABILIZE & MAXIMIZE DEVELOPED MARKETS (EU & ANZ)AGGRESSIVELY BUILD EMERGING MARKET FOUNDATION  PROFITABLY GROW REVENUE  July 2016 Analyst  11  INTERNATIONAL

 POLARIS INDUSTRIES INC. / ANALYST & INVESTOR MEETING  Q&A  Mike Dougherty  President – International

 Snowmobiles  Chris Wolf, Vice PresidentJuly 26, 2016  POLARIS INDUSTRIES INC. | ANALYST & INVESTOR MEETING

 VIDEO

 Global Snowmobile Industry Performance  Snowmobile Industry Outlook  Growth in Ultimate Segment  Growth in Crossover and Rec/Ut Segments  Industry Retail Units (5 yr CAGR +2% in N.A.; -3% in EMEA)  Stable N.A. industry, but low snowfall drove decline last seasonRussia industry is weak, eroding EMEA volumePremium segments are growing fastestRegistrations remain healthy at 1.9M in North AmericaRider demographics are stable  +5%  10/11   12/13   13/14  +12%  +9%   14/15   15/16  -4%   11/12  -16%  3  July 2016 Analyst

 Fastest Growing Brand  Market Share Pts. Growth (Since MY’10 Pro-Ride Launch)  Retail Sales % Growth (Since MY’10 Pro-Ride Launch)  4  July 2016 Analyst  Outperforming the Industry Since 2010

POLARIS

Market Share (North America, Norway, Sweden, Finland)

TERRAIN DOMINATION | POLARIS

Worldwide Share	12/13 Season	13/14 Season	14/15 Season	15/16 Season
BRP	↑	↓	↑	↑
POLARIS	↑	↓	↑	↑
ARCTIC CAT	↓	↑	↓	↓
YAMAHA	↓	↑	↓	↓

Polaris Performance Highlights During 15/16 Season

Gained market share in both North America and Scandinavia

Delivered highest North America market share in 13 years, and back to #1 in the mountains

Strong growth from new MY'16 RMK in the AXYS chassis. Continued gains in Crossover, Rec/Ute.

Rapid Timbersled growth continues, with product and distribution expansion

July 2016 Analyst

5

 Product News

 Timbersled  Trail and Rec/Ute  MY’17 Product News by Segment  Crossover and Mountain  Generating Buzz with 8 New Models + 6 Limited Editions  7  July 2016 Analyst

 Driving Dealership Traffic  Best Partners and Athletes  Marketing Leadership  Industry-Leading Reach  Building our Brands and Reaching New Customers  Reaching New Audiences Through Partnerships  Targeted Marketing & Sales Promotions Drive Retail  Most Impressions & Engaged Fans      8  July 2016 Analyst

 Growth Strategy Roadmap  1. Industry Leading Quality and Satisfaction Continuously, tangibly improving quality2. Product Innovation Expanded AXYS lineup performing well on snow and in the marketplace Timbersled product pipeline is strong3. Strong Marketing Support Growing, engaged fan base Best partners in the industry  Playing to Win in One of the World’s Most Passionate Powersports Segments  9  July 2016 Analyst

Snowmobiles Summary

Overview	Polaris Roadmap For Future Growth
Stable industry with extremely passionate riders	Industry leading rider satisfaction
Polaris is gaining share in our core segments	Product innovation in sleds, bikes, G&A
Growing with new customers in new segments	Aggressive demand creation

Reducing Shipments to Drive Dealer Inventory Down



Snowmobiles Revenue Including Snow-Related PG&A
$69M
1H 2015
-23%
$53M
1H 2016
$418M
FY 2014
-3%
$405M
FY 2015
Down mid-teens %
FY 2016 Implied Guidance

July 2016 Analyst

10

 POLARIS INDUSTRIES INC. / ANALYST & INVESTOR MEETING  Q&A  Chris Wolf  Vice President – Snowmobiles

     Matt homanPresident – Off-road vehiclesAnalyst meetingJuly 26, 2016

    AGENDA       1. Market and Polaris Overview       2. ORV Improvement Plan       3. ORV Vision  2  July 2016 Analyst

 Market and Polaris Overview  1.

POLARIS ORV BREAKDOWN

Revenue


ATV
SxS

SxS #1
ATV important

Region


Int'l
CAN
US

NA continues to lead
Int'l important long-term

Manufacturing


Mexico
Poland
Huntsville
Roseau

Huntsville live
Roseau/Mexico critical
Poland feeds EMEA

SXS AND NORTH AMERICA REMAIN MOST CRITICAL

July 2016 Analyst 4

 Industry trends  1H industry trends slowed in Q2  7%  5 Year CAGR ATV = Flat5 Year CAGR SxS = 10%2016 ATV 1H = down MSD vs. LY – weakened in Q22016 SxS 1H Estimate = up MSD vs. LY – weakened in Q2  5  July 2016 Analyst

 Additional growth opportunities  Large target groups exist  7%  6  Polaris Owners  2.3M  TODAY  FUTURE  4M Multi-Acre Homeowners  24% own ORV  26% own ORV    20K retail opportunity = 5 points of share  3M Intenderson PII.com  5M High-IncomeRec Enthusiasts  RURAL LANDOWNERS  RECREATION INTENDERS  POLARIS INSTALLED BASE  July 2016 Analyst

   ATV  SxS          Value ATV, Utility SxS key drivers        Utility SxS        ATV value + youth        ATV value        Utility SxS        Continued threat  Market Share trends  Targeted Competitive Activity Impacts Market Share                        7  July 2016 Analyst

 Competitive focus  Select competitors and Segments gaining  7%      Can-Am “L” models performing wellYamaha new Youth and “value” Kodiak  ATV  SxS  Honda Pioneer – especially 1000ccKawasaki – Pro-FXT utility solidPolaris General – big gains in crossover  8  July 2016 Analyst

 Polaris 1H What Happened  The good news = our issues are in our control  1  2  Weakening Industry  Polaris IssuesRecalls/QualityInventory Reductions Market Share  Total $ vs. Plan: % Breakout  9  July 2016 Analyst

 Polaris dealer inventory trend  Over $100m of dealer inventory removed  7%  -10%  -8%  10  July 2016 Analyst

    1H Summary: Key factors       1. We Didn’t Execute Well (Quality = Critical Example)       2. Need to Address Competition (Not Everywhere, But In Some Key Spots)       3. The Market Has Slowed (Particularly in Q2)  Large Miss: Not That Complicated  11  July 2016 Analyst

 ORV Improvement Plan  2.

1H MOVES TO ADDRESS

Reduced Costs Significantly
Reduced redundancies, streamlined functions

Simplified Plans / Reinvested
Simplified, cut non-value add plans, reinvested $ in advertising/promo

Reworked Product Plans
Cut products, competitive pricing moves, more big vs. small future plans

Jumpstarted Big Internal Quality Focus
Dedicated resources, leveraged top talent, design changes

1H LAYING THE GROUNDWORK FOR IMPROVEMENT

July 2016 Analyst
13

ORV 2H Summary 1. Attack with Product 2. Battle for Every Customer 3. Fight for Every Sale #1 Off-Road vehicle company in the world 15 July 2016 Analyst

 2h plan    Attack with product    1000  New!    900    500  New! -$1,200  New!  BATTLE WITH SIGNIFICANT COMPETITIVE UPGRADE   16  July 2016 Analyst

 2h plan    Attack with product  168HP  Ride command  POWER, SUSPENSION, AGILITY + TECHNOLOGY  17  July 2016 Analyst

 NEW! HUNTER EDITION  NEW! GENERAL 4 1000 EPS  NEW! TURF MODE    Attack with product  CONTINUE TO RIP SHARE WITH GENERAL EXPANSION  18  July 2016 Analyst

 2h plan    Attack with product  STRONG NEWS ON SPORTSMAN  Sportsman 1000  Sportsman 450  Ace 570  New!  New!  New! $6,999  19  July 2016 Analyst

 2h plan    Attack with product  AGGRESSIVE PG&A LAUNCH PLAN  For the masses  15 NEW Hunt, Utility, Ag  13 New Accessories  25 New Integrated w/New Sportsman  20

 2h plan  $3 MillionMore advertising  +25% TV  +56% DIGITAL  COMPETITIVEtargeting    Battle for every customer  Proving Grounds Website  Infomercials  15 Competitive Videos  STRONG 2H MARKETING PLAN  21

 2h plan    Fight for every sale      1st EVER APP  Competitive Offers  biggest contest ever  $3 MILLION IN PAYOUTS  POWERFUL IN-STORE TOOLS      22

 ORV Vision  3.      July 2016 Analyst  23

    ORV Vision  #1 Off-Road vehicle company in the world  The Undisputed Leaders of the Off-RoadWe Will Deliver Unmatched Product Innovation Unmatched ride, handling AND powersports technology Fastest new product life cycleWe Will Transform the Customer Buying Experience Best digital shopping, lead generation, and customer service after saleWe Will Turn Our Lean Enterprise into a Competitive Advantage RFM delivers competitive advantage in flexibility and cost Culture of continuous cost/waste reduction  24  July 2016 Analyst

    ORV Summary       1. 1H Performance Poor       2. Rock Solid 2H Plan to Improve       3. Clear Vision to Win  #1 Off-Road vehicle company in the world  25  July 2016 Analyst

     Matt homanPresident – Off-road vehiclesQ&a

 POLARIS INDUSTRIES INC. / ANALYST & INVESTOR MEETING  July 26, 2016  Ken PucelEVP – Global Operations, Engineering & Lean

 Goal  2016 Performance (Safety, Quality, Delivery, Cost)  Quality (Rework %)  Safety (TRIR)  Quality Performance Poor. Strong Performance in Safety, Delivery and Cost.  Gross Value Improvement (Cost Down)  Delivery    Goal  Product  Capacity   ATV    Ranger    RZR    Snow    Motorcycles    Slingshot    GEM    TOTAL    G  G  G  G  G  G  G  Plant  Delivery  Huntsville    Roseau    Spirit Lake    Milford    Monterrey    Opole    Osceola    TOTAL    G  G  G  G  G  G  G  G  Polaris Total Recordable Injury Rate  Warranty $ / Sales  Materials  Plants  Logistics  PG&A    Indirect  Materials  Plants  Logistics  PG&A    +36% VIP   2015 Actual  2016 Fcst  G  Analyst Jul2015  2

 2016 Value Improvement Momentum  36%+ More Than 2015. Momentum in 2016 Will Fuel 2017  All Teams Contributing  2016 Progress  2015  2016 Fcst  Solid Momentum across all areasMaterials Reductions (40%+ YoY)Negotiations and PWC “Should Cost” Engineering VAVEEngineering ORV De-ContentPlants (60%+ YoY) Spirit Lake and Plant VIP momentumLogistics (40%+ YoY) Leverage, Truck utilization, and Network OptimizationPG&A Pricing Optimization, Supply Chain ProductivityIndirect Initiatives PCs, Travel, Enterprise spend    Materials  Plants  Logistics  PG&A  Indirect  Materials  Plants  Logistics  PG&A    +36%   1,300+ Projects in VIP System  30+ Projects > $1M  305 Projects for 2017 already in hopper  Analyst Jul2015  3

 Polaris Operations 2017-2021 Strategy  Translating the Polaris Vision and Strategy into Operations action  Analyst Jul2015    4

Polaris Operations 2017-2021 Strategy

Vision: Polaris Operations will become a **competitive advantage** by achieving Best-in-Class performance in SQDC-Inventory-New Products.



Value Improvement
Best People, Best Team
Information
Lean Enterprise
Plant Network Optimization
Supply Chain Optimization
Manufacturing Excellence
Quality System Essentials
New Product Excellence
BEST
MANUFACTURER
SQDC
Inv NPI
IN POWERSPORTS +

What 5 Year Success Looks Like

Safety: Achieve "Best-in-Class" Product Safety

Continue "Best-in-Class" workplace safety

Quality: 25% improvement of key metrics

Delivery: 40% shorter delivery times

Cost: >$600 million Gross VIP

Inventory: 30% improvement

New Products: Improved Safety, Quality, Delivery and Speed

Operations Strategy Targets Best-in-Class Performance

Analyst Jul2015

5

 Safety and Quality Systems Focus  6  Safety and Quality Improvements Will Be Driven By Improved Systems and Execution  Polaris is focused on improving product safety and quality by improving our systems and execution.  Measures of Success  Quality System Focus Areas  Measure  Total Improvement  Safety and Quality Events  Faster ResponseRoot Cause Elimination  Warranty Rate  15%  Internal Rework  50%  Supplier Quality  25%  Net Promoter Scores  Industry Leading  Analyst Jul2015

POLARIS

Polaris Manufacturing Capacity 2017-2021

Network Capacity Utilization


~ 80%
~ 60%
Opole, Poland
Spirit Lake, IA
Huntsville, AL
Roseau, MN
Monterrey, Mexico
2016
2021

- Lean Transformation Continues
- Plants Aligned to Support Retail Flow Management (RFM)
- Drive Opole volume with EMEA targeted products
- Ramp Huntsville to support ORV and Slingshot Growth
- Spirit Lake capacity in place to support Motorcycle growth
- Load Roseau: Vertical Integration / Insourcing
- Maintain Monterrey Leverage

Polaris Manufacturing Will Lever Fixed Cost Over Period

Analyst Jul2015 7

POLARIS

Huntsville: Building the Best Factory in Powersports




SLINGSHOT



2016 Production: 2 Lines Rangers/1 Line Slingshots

- **Commence Construction** June 2015
- **Building Occupancy** April 2016
- **Ranger SOP** May 2016
- **Slingshot SOP** July 2016
- **Injection Molding SOP's (5)** Jun-Nov 2016
- **Liquid Paint SOP** October 2016

Production Status

KPI's	Comments
Safety	Implementing new *LIFE* Program
Quality	Validated and released ~1000 units
Delivery	97% on time to schedule
Cost	Performing at budget

Lean & Technology Enabler

Focus Area	Improvement	VIP
Labor Productivity	8%	Additional $12M+ VIP Technology Integration into Plant Network
Lead Time Reduction	50%	
Backshop Velocity	33%	
Reduction in WIP	30+%	

Huntsville SOP Achieved May 31. Slingshot SOP Achieved July 6.

Analyst Jul2015 8

 9  80%  10%  10%  3%  5%  1%  Total Spend  Net Rate of Improvement    Global Operations 2017-2021 Cost Improvement Goals  Materials  Plants  Logistics  Category  Global Operations and Engineering 3% Net Annual Improvement  >$600M Gross   3% Rate of VIP Creates potential for 300-500 bps of gross improvements in Gross Margins  Analyst Jul2015

POLARIS

Material Cost Improvement

2011-2015

1.6% Annually

Material Cost Drivers


Vertical Integration VIP
Purchasing Negotiations VIP
Engineering VIP
2017
2018
2019
2020
2021

2016-2021

~3% 2016
~3% Annually
Improved Quality

Material Cost Initiatives

LCC/LCR	Insource	Re-sourcing	Design / VAVE
Platforming	Localization	Commodity Leverage	Negotiation

Increasing Material Cost Savings From 1.6% to ~3% Annually. >$400 Million Gross VIP.

Analyst Jul2015

10

 Manufacturing Excellence  11  Driven to Become the Undisputed, Best Manufacturer  Achieve Best-in-Class performance in SQDCI by driving 5 key strategies and building upon 4 key enablers  Five Strategies Delivering ~ $100 M of Gross VIP and 5% Net Annual Cost ImprovementQuality System ExecutionLean ManufacturingBest people, Best teamManufacturing Agility Benchmarking Best Practices      35%     20%     30%     30%   Analyst Jul2015

POLARIS

LEAN in Polaris Plants – Recent Roseau Illustrative Example

LEAN

Hands On Plant Learning

Transformation
Transform workstations and get tools / materials into strike zone

Standard Work
Use visual work instructions (VWI) to improve operator standard work

Leader Standard Work
Establishing cadence for leaders to coach and develop employees

Cascading Goals and Metrics
Establish key standard metrics across organization across all levels

Cycle Time Reduction
Establish tools such as Pro-planner to help better balance cycle time to Takt time

Setup Reduction
Reduce time required to switch from one product to another


Material Flow
Snow Transformation
Goals/ Metrics
Weld Transformation
VWI

Performance Improvement	Snow (Dec '15)	Weld (Nov '16)
Periodic Cycle-time Reduction	56%	62%
Walking Distance Reduction	29%	16%
Reduction in Space	29%	33%
Cycle-time / unit reduction time	12%	11%

- ATV Assembly
- SXS Assembly
- Snow Assembly
- Weld
- Materials
- Tube Fabrication
- Injection Mold

Lean Transformations Occurring Across Plant Network

Analyst Jul2015

12

POLARIS

Logistics Performance

Logistics Net Performance


2%
1%
0%
-1%
-2%
-3%
-4%
'14
'15
'16
'17
'18
'19
'20
'21
Net VIP %

Logistics Gross VIP


6.0%
4.0%
2.0%
0.0%
'14
'15
'16
'17
'18
'19
'20
'21
Gross VIP %
Traditional Performance

On -Time Logistics Performance


100%
98%
96%
94%
92%
90%
88%
86%
'14
'15
'16
'17
'18
'19
'20
'21
Outbound %
Target

Logistics Related Part Shortages


200
150
100
50
0
'14
'15
'16
'17
'18
'19
'20
'21
Occurances
Target

Inbound Truck Utilization


100%
80%
60%
40%
20%
0%
'14
'15
'16
'17
'18
'19
'20
'21
Utilization
Target

Key Logistics Strategies

PLANNING optimized logistics networks

BUYING leverage logistics services

OPERATING customer focused logistics

- Inbound to Manufacturing
- Outbound to Dealers

BENCHMARKING best practices and cost



Fundamental Improvement In Logistics

Analyst Jul2015

13

 Inventory Improvement 2017-2021  14  Improved Processes and Systems Will Drive Strong Inventory Performance  Develop organization, processes & tools to drive ongoing rates of improvement in inventory performance.  Inventory Turns Trend  30%+ Improvement Over Next 5 Years  Supply Chain DesignLocalization & insourcingVendor managed inventoriesPLC & VHCSupplier ManagementPerformance & corrective actionSIOPProcess ImprovementsForecastingDesigned inventory optimizationSupplier lead times Lean Materials ProcessesRFM Material flow Optimization of planning process  Design  Execute & Sustain  Plan  Initiatives & Capabilities  Goal: ~ $100 million Improvement in 2016              Analyst Jul2015

  New Product Development  Product Design Capability Focus  Product Development Vitality Index  Product Development Driving Innovation at Polaris  Priorities  R&D Investment    % Contribution to Sales of Vehicles Introduced in Past 3 Years  Analyst Jul2015  15  Product Development Systems for Safety and QualityProduct Innovation and Customer Focused TechnologyValue Improvement and waste reductionProduct Development for Global markets   Safety Systems

New Product Development

Product Development Vitality Index


72%
78%
72%
70%
76%
85%
2011
2012
2013
2014
2015
2016

% Contribution to Sales of Vehicles Introduced in Past 3 Years

R&D Investment


$63M
$85M
$106M
$127M
$138M
$148M
$166M
$89M
4.0%
4.3%
4.0%
3.9%
3.7%
3.3%
3.5%
4.2%
2009
2010
2011
2012
2013
2014
2015
2016 YTD
R&D $
% Sales

Product Design Capability Focus

Safety Systems Engineering

Superior Ride and Handling

Exceptional Powertrains – Gas and Electric

Vehicle style and ergonomics

Electronics and Software for the Rider Experience

Integrated Advanced Manufacturing Engineering

Priorities

Product Development Systems for Safety and Quality

Product Innovation and Customer Focused Technology

Value Improvement and waste reduction

Product Development for Global markets

Product Development Driving Innovation at Polaris

Analyst Jul2015

15

POLARIS INDUSTRIES INC. / ANALYST & INVESTOR MEETING  Q&A  Ken Pucel  EVP – Global Operations, Engineering & Lean